UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 14, 2025

TURTLE BEACH CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

001-35465

(Commission File Number)

Nevada	27-2767540
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

15822 Bernardo Center Drive, Suite 105

San Diego, California 92127

(Address of principal executive offices) (Zip code)

(914) 345-2255

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	TBCH	The Nasdaq Global Market
Preferred Stock Purchase Rights	N/A	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

On August 14, 2025, Turtle Beach Corporation, a Nevada corporation (the “Company”), entered into a stock purchase agreement (the “Agreement”) regarding the purchase and sale of shares of its common stock, par value $0.001 per share (the “Common Stock”), beneficially owned by DC VGA LLC (the “Selling Stockholder”), in a private transaction. Pursuant to the Agreement, the Company agreed to purchase 694,926 shares from the Selling Stockholder at a price of $14.41 per share of Common Stock for a total of $10,013,883.66. The Selling Stockholder also agreed to sell 693,962 shares to TDG CP LLC, a Delaware limited liability company (“Donerail”) at a price of $14.41 per share of Common Stock for a total of $9,999,992.42. The purchase price per share of Common Stock for each transaction represents the average of the volume weighted average price of the Common Stock of the thirty days prior to and including August 14, 2025. Donerail is an entity affiliated with William Wyatt, a member of the Board of Directors of the Company (the “Board”). Dave Muscatel, who is also a member of the Board, is affiliated with the Selling Stockholder.

The shares purchased by the Company will be held in treasury. The Audit Committee of the Board, comprised solely of independent directors not affiliated with the Selling Stockholder and Donerail, approved the transactions contemplated by the Agreement. The Agreement contains customary representations, warranties and covenants of the parties.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 7.01. Regulation FD Disclosure.

On August 15, 2025, the Company issued a press release announcing the Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated August 14, 2025, by and between Turtle Beach Corporation, DC VGA LLC and TDG CP LLC.

99.1	Press Release of the Company, dated August 15, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURTLE BEACH CORPORATION

Date: August 15, 2025	By:	/s/ MARK WEINSWIG
Mark Weinswig Chief Financial Officer